Exhibit 10.28
EXECUTION VERSION

AMENDMENT NO. 2 TO CREDIT AGREEMENT

THIS AMENDMENT NO. 2 TO CREDIT AGREEMENT (this "Amendment") is effective as of December 1, 2014 by and among INSPERITY, INC., a Delaware corporation ("Borrower"), each of the Lenders (as defined below) listed on the signature pages attached hereto and AMEGY BANK NATIONAL ASSOCIATION, as agent for the Lenders (the "Agent").

RECITALS:

WHEREAS, reference is made to that certain Credit Agreement dated as of September 15, 2011 (as amended by Amendment No. 1 thereto dated as of December 7, 2012 and as otherwise heretofore amended, restated, supplemented or modified, the "Credit Agreement") by and among the Borrower, each of the financial institutions from time to time party thereto (the "Lenders") and the Agent;

WHEREAS, the Borrower has expressed that its board of directors desires to declare a special cash dividend payable to each of its stockholders of record as of December 15, 2014 in the amount of $2.00 per share of common stock of the Borrower, to be paid on or about December 26, 2014 (the "2014 Special Dividend");

WHEREAS, the Borrower desires to amend the definition of "Special Dividend " in the Credit Agreement as hereinafter described in order to, among other things, exclude the 2014 Special Dividend from the calculation of Cash Distributions thereunder, and the Lenders party hereto are willing to do so on the terms and subject to the conditions set forth herein;

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.    Defined Terms. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement, as amended hereby.

Section 2.    Amendment to Credit Agreement.

(a)    The definition of "Special Dividend" in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

"Special Dividend" means (a) that certain special cash dividend declared by the board of directors of the Borrower on November 23, 2012 and payable to each of its stockholders of record as of December 7, 2012 in the amount of $1.00 per share of common stock of the Borrower, paid on or about December 21, 2012 and (b) that certain special cash dividend declared by the board of directors of the Borrower effective on December 1, 2014, and payable to each of its stockholders of record as of December 15, 2014 in the amount of $2.00 per share of common stock of the Borrower, to be paid on or about December 26, 2014.

Section 3.    Amendment Effective Date; Conditions Precedent. This Amendment shall become effective on the date (the "Amendment Effective Date") on which the Agent shall have received a counterpart of this Amendment executed by the Borrower and the Majority Lenders, but shall not be effective before December 1, 2014.

Section 4.    Representations and Warranties. To induce the other parties hereto to enter into this Amendment, the Borrower represents and warrants that, after giving effect to each of the amendments set forth in this Amendment:

(a)    the representations and warranties contained in Article VI of the Credit Agreement and the other Loan Documents are, to the Borrower's knowledge, true and correct as of the Amendment Effective Date with the same force and effect as if such representations and warranties had been made on and as of the Amendment Effective Date, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case such representations and warranties shall continue to be true and correct as of such earlier date;

(b)    no Event of Default or Unmatured Event of Default has occurred and is continuing on the Amendment Effective Date; and

(c)    this Amendment constitutes the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles of general applicability.

Section 5.    Confirmation of Loan Documents. Except as expressly contemplated hereby, the terms, provisions, conditions and covenants of the Credit Agreement, as amended by this Amendment, and the other Loan Documents remain in full force and effect and are hereby ratified and confirmed, and the execution, delivery and performance of this Amendment shall not, except as expressly set forth in this Amendment, operate as a waiver of, consent to or amendment of any term, provision, condition or covenant thereof.

Section 6.    Effect of Amendment. From and after the Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereof', or "hereunder" or words of like import, and all references to the Credit Agreement in any and all agreements, instruments, documents, notes, certificates, guaranties and other writings of every kind and nature shall be deemed to mean the Credit Agreement as modified by this Amendment. This Amendment shall constitute a Loan Document for all purposes of the Credit Agreement and the other Loan Documents.

Section 7.    Choice of Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Texas and the applicable laws of the United States of America.

Section 8.    Counterparts. This Amendment may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract.

Delivery of an executed counterpart of a signature page to this Amendment by facsimile transmission or electronic transmission (in .pdf form) shall be effective for all purposes as delivery of a manually executed counterpart of this Amendment.

[Remainder of page intentionally left blank; signature pages follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

BORROWER:

INSPERITY, INC.

By:    /s/ Douglas S. Sharp
Douglas S. Sharp
Senior Vice President of Finance,
Chief Financial Officer and Treasurer

Signature Page to Amendment No. 2 to Credit Agreement

AGENT:

AMEGY BANK NATIONAL ASSOCIATION

By:    /s/ Laif Afseth

Name:    Laif Afseth

Title:    EVP

Signature Page to Amendment No. 2 to Credit Agreement

LENDERS:

AMEGY BANK NATIONAL ASSOCIATION

By:    /s/ Laif Afseth

Name:    Laif Afseth

Title:    EVP

Signature Page to Amendment No. 2 to Credit Agreement

BANK OF AMERICA, N.A.

By:    /s/ Anthony A. Eastman

Name:    Anthony A. Eastman

Title:    VP

Signature Page to Amendment No. 2 to Credit Agreement

WOODFOREST NATIONAL BANK

By:    /s/ John Ellis

Name:    John Ellis

Title:    Senior Vice President

Signature Page to Amendment No. 2 to Credit Agreement